P  R  E  S  S      R  E  L  E  A  S  E

                              FOR IMMEDIATE RELEASE


                     PIZZA INN, INC. REPORTS RESULTS FOR THE
                         SECOND QUARTER FISCAL YEAR 2006

THE COLONY, TEXAS - January 27, 2006 - PIZZA INN, INC. (NASDAQ:PZZI) today reported a net loss per share for its second quarter ended December 25, 2005 of ($0.06) versus earnings of $0.01 per share for the same quarter last year. The quarter resulted in a net loss of ($601,000) versus net income of $51,000 for the same quarter last year on revenues of $12.8 million and $13.8 million, respectively.

SECOND  QUARTER  FY  2006  VERSUS  SECOND QUARTER FY 2005 RESULTS
---------------------------------------------------------------------

          Diluted EPS was ($0.06) versus $0.01 on a net loss of ($601,000) versus net income of $51,000.

     Revenues decreased approximately 7%, or $1,016,000, primarily due to lower comparable chainwide retail sales and fewer net stores. The resulting reduction in food and supply sales and royalties were offset partially by equipment sales, which were higher by $248,000 and company-owned restaurant sales, which were higher by $96,000.

          Comparable  chainwide  retail  sales  were  down  1.8%.

          Legal fees increased approximately $208,000 as the result of ongoing litigation and  related  matters.

          Energy  costs  increased  approximately  $168,000.

          General and administrative expenses included non-cash executive stock compensation expense of $94,000 for approximately 560,000 stock option rights granted previously. The prior year did not include any non-cash compensation expense.

          Preopening  expenses for three new company-owned stores were $124,000.

The Company's President and CEO, Tim Taft, commented, "To successfully accomplish the Pizza Inn turnaround, our focus remains on the fundamentals of the business. We continue to make significant progress in the areas of new franchisee selection, existing franchisee evaluation, new store development and improved unit-level profitability. Additionally, our 2006 marketing plan is taking an entirely new approach to improving comparable store sales by focusing on the brand's competitive strengths. Much is being accomplished at Pizza Inn; however, much work remains."

Certain statements in this press release, other than historical information, may be considered forward-looking statements, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, and are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Pizza Inn's operating results, performance or financial condition are its ability to implement its growth strategies, national, regional and local economic conditions affecting the restaurant/ entertainment industry, competition within each of the restaurant and entertainment industries, store sales cannibalization, success of its franchise operations, negative publicity, fluctuations in quarterly results of operations, including seasonality, government regulations, weather, commodity, insurance and labor costs.

Pizza Inn, Inc. is headquartered in The Colony, Texas, along with its distribution division, Norco Restaurant Services Company. Pizza Inn franchises approximately 378 restaurants and owns five restaurants with annual chainwide sales of approximately $155 million.


                     P  R  E  S  S      R  E  L  E  A  S  E

Pizza  Inn, Inc.                                   For more information contact:
3551  Plano  Parkway                              Kevin  Kleiner
The  Colony,  TX  75056                              Controller
                                                   (469)  384-5203




                                                    PIZZA INN, INC.
                                      CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                      (UNAUDITED)

                                                               THREE MONTHS ENDED              SIX MONTHS ENDED
                                                              --------------------            ------------------
                                                  DECEMBER 25,          DECEMBER 26,        DECEMBER 25,    DECEMBER 26,
REVENUES:. . . . . . . . . . . . . . . . . . . .                 2005                2004            2005            2004
                                                  --------------------  ------------------  --------------  --------------

  Food and supply sales. . . . . . . . . . . . .  $            11,215   $          12,301   $      22,523   $      25,123
  Franchise revenue. . . . . . . . . . . . . . .                1,199               1,225           2,379           2,565
  Restaurant sales . . . . . . . . . . . . . . .                  339                 243             557             498
                                                  --------------------  ------------------  --------------  --------------
                                                               12,753              13,769          25,459          28,186
                                                  --------------------  ------------------  --------------  --------------

COSTS AND EXPENSES:
  Cost of sales. . . . . . . . . . . . . . . . .               11,094              11,690          22,226          23,883
  Franchise expenses . . . . . . . . . . . . . .                  793                 697           1,601           1,322
  General and administrative expenses. . . . . .                1,547               1,165           3,098           2,187
                                                  --------------------  ------------------  --------------  --------------
                                                               13,434              13,552          26,925          27,392
                                                  --------------------  ------------------  --------------  --------------

OPERATING (LOSS) INCOME. . . . . . . . . . . . .                 (681)                217          (1,466)            794

  Gain on sale of asset. . . . . . . . . . . . .                    -                   -             147               -
  Interest expense . . . . . . . . . . . . . . .                 (199)               (138)           (368)           (274)
                                                  --------------------  ------------------  --------------  --------------

(LOSS) INCOME BEFORE
  INCOME TAXES . . . . . . . . . . . . . . . . .                 (880)                 79          (1,687)            520

  Provision for income taxes . . . . . . . . . .                 (279)                 28            (596)            184
                                                  --------------------  ------------------  --------------  --------------

NET (LOSS) INCOME. . . . . . . . . . . . . . . .  $              (601)  $              51   $      (1,091)  $         336
                                                  ====================  ==================  ==============  ==============

BASIC (LOSS) EARNINGS PER COMMON SHARE . . . . .  $             (0.06)  $            0.01   $       (0.11)  $        0.03
                                                  ====================  ==================  ==============  ==============

DILUTED (LOSS) EARNINGS PER COMMON SHARE . . . .  $             (0.06)  $            0.01   $       (0.11)  $        0.03
                                                  ====================  ==================  ==============  ==============

WEIGHTED AVERAGE COMMON SHARES . . . . . . . . .               10,108              10,104          10,108          10,119
                                                  ====================  ==================  ==============  ==============

WEIGHTED AVERAGE COMMON AND
  POTENTIAL DILUTIVE COMMON SHARES . . . . . . .               10,153              10,141          10,151          10,155
                                                  ====================  ==================  ==============  ==============






                                                    PIZZA INN, INC.
                                        CONDENSED CONSOLIDATED BALANCE SHEETS
                                        (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                               DECEMBER 25,           JUNE 26,
ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2005                   2005
                                                                     ---------------------  ---------------------
                                                                             (unaudited)
CURRENT ASSETS
  Cash and cash equivalents . . . . . . . . . . . . . . . . . . . .  $                184   $                173
  Accounts receivable, less allowance for doubtful
      accounts of $232 and $360, respectively . . . . . . . . . . .                 3,265                  3,419
  Accounts receivable - related parties . . . . . . . . . . . . . .                   559                    622
  Notes receivable, current portion, less allowance
      for doubtful accounts of $0 and $11, respectively . . . . . .                     3                      -
  Inventories . . . . . . . . . . . . . . . . . . . . . . . . . . .                 2,342                  1,918
  Property held for sale. . . . . . . . . . . . . . . . . . . . . .                     -                    301
  Deferred tax assets, net. . . . . . . . . . . . . . . . . . . . .                   759                    193
  Prepaid expenses and other. . . . . . . . . . . . . . . . . . . .                   299                    355
                                                                     ---------------------  ---------------------
      Total current assets. . . . . . . . . . . . . . . . . . . . .                 7,411                  6,981

LONG-TERM ASSETS
  Property, plant and equipment, net. . . . . . . . . . . . . . . .                12,878                 12,148
  Property under capital leases, net. . . . . . . . . . . . . . . .                     9                     12
  Long-term receivable. . . . . . . . . . . . . . . . . . . . . . .                    10                      -
  Long-term receivable  - related party . . . . . . . . . . . . . .                   304                    314
  Goodwill. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   157                      -
  Reacquired development territory. . . . . . . . . . . . . . . . .                   527                    623
  Deposits and other. . . . . . . . . . . . . . . . . . . . . . . .                   201                    177
                                                                     ---------------------  ---------------------
                                                                     $             21,497   $             20,255
                                                                     =====================  =====================
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable - trade. . . . . . . . . . . . . . . . . . . . .  $              2,607   $              1,962
  Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . .                 1,676                  1,374
  Current portion of long-term debt . . . . . . . . . . . . . . . .                 8,881                    406
  Current portion of capital lease obligations. . . . . . . . . . .                    11                     11
                                                                     ---------------------  ---------------------
      Total current liabilities . . . . . . . . . . . . . . . . . .                13,175                  3,753

LONG-TERM LIABILITIES
  Long-term debt. . . . . . . . . . . . . . . . . . . . . . . . . .                     -                  7,297
  Long-term capital lease obligations . . . . . . . . . . . . . . .                     7                     13
  Deferred tax liability, net . . . . . . . . . . . . . . . . . . .                    26                      3
  Other long-term liabilities . . . . . . . . . . . . . . . . . . .                   153                    283
                                                                     ---------------------  ---------------------
                                                                                   13,361                 11,349
                                                                     ---------------------  ---------------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  Common Stock, $.01 par value; authorized 26,000,000
    shares; issued 15,060,319 and 15,046,319 shares, respectively;
    outstanding 10,108,494 and 10,094,494 shares, respectively. . .                   151                    150
  Additional paid-in capital. . . . . . . . . . . . . . . . . . . .                 8,223                  8,005
  Retained earnings . . . . . . . . . . . . . . . . . . . . . . . .                19,491                 20,582
  Accumulated other comprehensive loss. . . . . . . . . . . . . . .                   (85)                  (187)
  Treasury stock at cost
    Shares in treasury: 4,951,825 and 4,951,825, respectively . . .               (19,644)               (19,644)
                                                                     ---------------------  ---------------------
      Total shareholders' equity. . . . . . . . . . . . . . . . . .                 8,136                  8,906
                                                                     ---------------------  ---------------------
                                                                     $             21,497   $             20,255
                                                                     =====================  =====================





                                         PIZZA INN, INC.
                         CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                         (IN THOUSANDS)
                                            (UNAUDITED)

                                                                              SIX MONTHS ENDED
                                                                          ------------------
                                                                       DECEMBER 25,      DECEMBER 26,
                                                                                 2005            2004
                                                                    ------------------  --------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss) income. . . . . . . . . . . . . . . . . . . . . . . .  $          (1,091)  $         336
  Adjustments to reconcile net (loss) income to
    cash (used for) provided by operating activities:
    Depreciation and amortization. . . . . . . . . . . . . . . . .                568             579
    Gain on property held for sale . . . . . . . . . . . . . . . .               (157)              -
    Recovery of bad debt, net. . . . . . . . . . . . . . . . . . .                  -              30
    Utilization of deferred taxes. . . . . . . . . . . . . . . . .                  -             (52)
    Stock compensation expense . . . . . . . . . . . . . . . . . .                197               -
    Deferred rent. . . . . . . . . . . . . . . . . . . . . . . . .                 31               -
  Changes in assets and liabilities:
    Notes and accounts receivable. . . . . . . . . . . . . . . . .                195            (134)
    Inventories. . . . . . . . . . . . . . . . . . . . . . . . . .               (425)           (202)
    Accounts payable - trade . . . . . . . . . . . . . . . . . . .                645             156
    Accrued expenses . . . . . . . . . . . . . . . . . . . . . . .               (385)           (342)
    Prepaid expenses and other . . . . . . . . . . . . . . . . . .                 80             101
                                                                    ------------------  --------------
    CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES . . . . . . .               (342)            472
                                                                    ------------------  --------------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Proceeds from sale of assets . . . . . . . . . . . . . . . . . .                474               -
  Capital expenditures . . . . . . . . . . . . . . . . . . . . . .             (1,315)           (354)
                                                                    ------------------  --------------
    CASH USED FOR INVESTING ACTIVITIES . . . . . . . . . . . . . .               (841)           (354)
                                                                    ------------------  --------------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Repayments of long-term bank debt and capital lease obligations.               (209)           (438)
  Borrowings of bank debt. . . . . . . . . . . . . . . . . . . . .              1,381               -
  Stock buy back . . . . . . . . . . . . . . . . . . . . . . . . .                  -            (117)
  Proceeds from exercise of stock options. . . . . . . . . . . . .                 22              10
                                                                    ------------------  --------------
    CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES . . . . . . .              1,194            (545)
                                                                    ------------------  --------------

Net increase (decrease) in cash and cash equivalents . . . . . . .                 11            (427)
Cash and cash equivalents, beginning of period . . . . . . . . . .                173             617
                                                                    ------------------  --------------
Cash and cash equivalents, end of period . . . . . . . . . . . . .  $             184   $         190
                                                                    ------------------  --------------
